Exhibit 99.1

Blackstone Real Estate to Take AIR Communities Private for Approximately $10 Billion

Plans to Invest More Than $400 Million to Maintain and Improve Existing Portfolio, Illustrating Commitment to Delivering a Leading Resident Experience

NEW YORK & DENVER – April 8, 2024 – Blackstone (NYSE: BX) and Apartment Income REIT Corp. (NYSE: AIRC) (“AIR Communities” or the “Company”) today announced that they have entered into a definitive agreement under which Blackstone Real Estate Partners X (“Blackstone”) will acquire all outstanding common shares of AIR Communities for $39.12 per share in an all-cash transaction valued at approximately $10 billion, including the assumption of debt.

The purchase price represents a premium of 25% to AIR Communities’ closing share price on the NYSE on April 5, 2024, the last trading day prior to the announcement of the transaction, and a 25% premium to the volume weighted average share price on the NYSE over the previous 30 days.

AIR Communities’ portfolio consists of 76 high-quality rental housing communities concentrated primarily in coastal markets including Miami, Los Angeles, Boston and Washington D.C. Blackstone plans to invest more than $400 million to maintain and improve the existing communities in the portfolio and may invest additional capital to fund further growth.

“I am proud of the AIR team and its remarkable culture. The transaction will strengthen the AIR mission to provide homes for others, be a great place to work, act as responsible stewards of AIR communities, and be a trusted partner to AIR investors. The business the AIR team has built will be improved and expanded by collaboration with Blackstone and a shared focus on serving residents and investing wisely. The AIR team is grateful to Blackstone for the opportunity and for its faith in what can be accomplished working together,” said Terry Considine, President & CEO of AIR Communities.

“AIR Communities represents the highest quality, large scale apartment portfolio we have ever acquired, and is located in markets where multifamily fundamentals are strong. We are very impressed by the terrific operating team at AIR Communities and look forward to working closely with them, while continuing to deliver a fantastic resident experience,” said Nadeem Meghji, Global Co-Head of Blackstone Real Estate.

Transaction Terms, Timing and Approvals

The transaction was unanimously approved by the AIR Communities Board of Directors and is expected to close in the third quarter of 2024, subject to approval by AIR Communities’ stockholders and other customary closing conditions. As a condition to the transaction, AIR has suspended payment of its quarterly dividend, effective immediately.

Subject to and upon completion of the transaction, AIR Communities’ common stock will no longer be listed on the New York Stock Exchange.

Advisors

BofA Securities, Barclays, Goldman Sachs & Co. LLC and Wells Fargo are acting as Blackstone’s financial advisors, and Simpson Thacher & Bartlett LLP is serving as Blackstone’s legal counsel.

Citigroup Global Markets Inc. is acting as AIR Communities’ financial advisor, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as AIR Communities’ legal counsel.

About Apartment Income REIT Corp. (AIR Communities)

Apartment Income REIT Corp (NYSE: AIRC) is a publicly traded, self-administered real estate investment trust (“REIT”). AIR’s portfolio comprises 76 communities totaling 27,010 apartment homes located in 10 states and the District of Columbia. AIR offers a simple, predictable business model with focus on what we call the AIR Edge, the cumulative result of our focus on resident selection, satisfaction, and retention, as well as relentless innovation in delivering best-in-class property management. The AIR Edge is a durable operating advantage in driving organic growth, as well as making possible the opportunity for excess returns for properties new to AIR’s platform. For additional information, please visit aircommunities.com.

About Blackstone Real Estate

Blackstone is a global leader in real estate investing. Blackstone’s real estate business was founded in 1991 and has US $337 billion of investor capital under management. Blackstone is the largest owner of commercial real estate globally, owning and operating assets across every major geography and sector, including logistics, residential, office, hospitality and retail. Our opportunistic funds seek to acquire undermanaged, well-located assets across the world. Blackstone’s Core+ business invests in substantially stabilized real estate assets globally, through both institutional strategies and strategies tailored for income-focused individual investors including Blackstone Real Estate Income Trust, Inc. (BREIT), a U.S. non-listed REIT, and Blackstone’s European yield-oriented strategy. Blackstone Real Estate also operates one of the leading global real estate debt businesses, providing comprehensive financing solutions across the capital structure and risk spectrum, including management of Blackstone Mortgage Trust (NYSE: BXMT).

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the transaction, including financial estimates and statements as to the expected timing, completion and effects of the transaction. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the transaction, are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the transaction on the anticipated terms and timing, or at all, including the Company’s ability to obtain the required stockholder approval, and the parties’ ability to satisfy the other conditions to the completion of the transaction; (ii) potential litigation relating to the transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the transaction will harm the Company’s business, including current plans and operations, including during the pendency of the transaction; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the transaction that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the transaction, will be more fully discussed in the proxy statement that will be filed by the Company with the SEC in connection with the transaction. There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company and Blackstone do not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company or Blackstone.

Important Additional Information and Where to Find It

This communication is being made in connection with the transaction. In connection with the transaction, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED BY THE COMPANY WITH THE SEC (INCLUDING ANY AMENDMENTS OR

SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Company stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the transaction at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.aircommunities.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 4582 South Ulster Street, Suite 1700, Denver, Colorado 80237.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the transaction. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the transaction (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Contacts

AIR Communities:

Matthew O’Grady, Executive Vice President, Capital Markets

(303) 691-4566

matthew.ogrady@aircommunities.com

Blackstone:

Jillian Kary

Jillian.Kary@Blackstone.com